                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Stormy Dean, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


               SIGNATURE                              TITLE                             DATE
               ---------                              -----                             ----
/s/ VINOD GUPTA                           Chairman of the Board and                March 20, 2003
---------------                            Chief Executive Officer
Vinod Gupta                                (principal executive officer)

/s/ STORMY L. DEAN                        Chief Financial Officer                  March 20, 2003
------------------                         (principal accounting officer
Stormy L. Dean                             and principal financial officer)

/s/ GEORGE F. HADDIX                      Director                                 March 20, 2003
--------------------
George F. Haddix

/s/ ELLIOT S. KAPLAN                      Director                                 March 20, 2003
--------------------
Elliot S. Kaplan

/s/ HAROLD ANDERSEN                       Director                                 March 20, 2003
-------------------
Harold Andersen

/s/ DR. VASANT RAVAL                      Director                                 March 20, 2003
--------------------
Dr. Vasant Raval

/s/ RICHARD J. BORDA                      Director                                 March 20, 2003
--------------------
Richard J. Borda

/s/ DENNIS P. WALKER                      Director                                 March 20, 2003
--------------------
Dennis P. Walker